UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 6, 2026

Angel Oak Mortgage REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-40495	37-1892154
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

980 Hammond Drive, Suite 200, Atlanta, Georgia 30328
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (404) 953-4900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	AOMR	New York Stock Exchange
9.500% Senior Notes due 2029	AOMN	New York Stock Exchange
9.750% Senior Notes due 2030	AOMD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 6, 2026, the board of directors (the “Board”) of Angel Oak Mortgage REIT, Inc. (the “Company”) adopted amended and restated bylaws of the Company (as so amended and restated, the “Fifth Amended and Restated Bylaws”), effective immediately. The Fifth Amended and Restated Bylaws, among other things:

•Enhance the procedures for shareholder-requested special meetings, including requirements relating to special meeting requests, information and representations provided by requesting shareholders and related persons;
•Enhance the procedures with respect to shareholder nominations of directors and submissions of shareholder proposals, including, without limitation:
◦Specifying additional types of information that a proposing or nominating shareholder and a shareholder’s proposed director nominees must provide to the Company;
◦Providing that if no annual meeting was held in the preceding year or if an annual meeting is more than 30 days before or more than 60 days after (rather than more than 30 days before or after) the first anniversary of the preceding year's annual meeting, notices of nomination or business must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than the later of the close of business on the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made;
◦Address matters relating to Rule 14a-19 under the Securities Exchange Act of 1934, as amended;
◦Expand requirements for shareholders to update notices and provide supplemental information upon request of the Company;
•Provide that, to be eligible to serve on the Board, any nominee must submit to interviews by the Board (or any Board committee or other subset of the Board) within 10 days following the date of any reasonable request;
•Clarify the authority of the Board and the chair of a shareholder meeting to adopt or prescribe rules, regulations and procedures governing the conduct of shareholder meetings;
•Clarify the exclusive forum provision for certain state law claims;
•Establish the federal district courts of the United States of America as the exclusive forum for complaints asserting solely claims arising under the Securities Act of 1933, as amended; and
•Make various other updates, including ministerial and conforming changes and changes in furtherance of gender neutrality.

The foregoing summary of the Fifth Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Fifth Amended and Restated Bylaws, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
Exhibit 3.1	Fifth Amended and Restated Bylaws, as adopted on October 6, 2026
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2026	ANGEL OAK MORTGAGE REIT, INC.

By: /s/ Brandon Filson
Name: Brandon Filson
Title: Chief Financial Officer and Treasurer